UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2022

SENTINELONE, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________________________________________________________

Delaware	001-40531	99-0385461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	444 Castro Street
	Suite 400
Mountain View	California	94041
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (855) 868-3733
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	S	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

SentinelOne, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 30, 2022 (the “Annual Meeting”). The Annual Meeting was a virtual meeting held over the Internet. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on May 4, 2022, the record date of the Annual Meeting there were 196,880,332 shares of Class A common stock outstanding and entitled to vote and 81,747,465 shares of Class B common stock outstanding and entitled to vote. Holders of Class A common stock were entitled to one vote per share on each proposal. Holders of Class B common stock were entitled to 20 votes per share on each proposal.

At the Annual Meeting, the Company’s stockholders voted on the following two proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 17, 2022. The number of votes cast with respect to each proposal was as indicated below:

1.Election of Class I directors. The elect the three nominees below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Daniel Scheinman	1,556,877,400	23,974,259	33,170,015
Teddie Wardi	1,557,511,493	23,340,166	33,170,015
Tomer Weingarten	1,558,167,014	22,684,645	33,170,015

Based on the votes set forth above, each of the nominees were elected to serve as Class I directors until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

2.Ratification of Selection of Independent Registered Public Accounting Firm. To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company for the fiscal year ending January 31, 2023:

Votes For	Votes Against	Abstentions	Broker No-Votes
1,613,007,955	550,830	462,889	0

Based on the votes set forth above, the stockholders ratified the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTINELONE, INC.

Date: July 1, 2022	By:	/s/ David Bernhardt
David Bernhardt
Chief Financial Officer